UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 26, 2009

Proper Power and Energy, Inc.

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-52258

(Commission File Number)

59-3681572

(IRS Employer Identification No.)

405 South Dale Mabry Highway #360, Tampa, Florida 33609

(Address of Principal Executive Offices and Zip Code)

(904) 371-2445

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 3 – Securities and Trading Markets

Item 3.03  Material Modification to Rights of Security Holders.

On May 6, 2009, Proper Power and Energy, Inc. (the “Company”) received approval from NASDAQ OMX regarding a forward split of its common stock on a fifty-for-one (50-for-1) ratio.  The forward stock split took effect as of the open of business on May 7, 2009.  Additional shares were thereafter mailed directly to Company shareholders to effectuate the forward stock split.

Section 5 – Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

On March 5, 2009, Joseph E. Abdo acquired from Belmont Partners, LLC a control block of stock in the Company consisting of one million (1,000,000) restricted common stock shares of the Company for $250,000.  Mr. Abdo utilized his own funds to acquire common stock shares of the Company.  As a result of this acquisition, Mr. Abdo owns approximately 74% of the issued and outstanding shares of common stock of the Company.  There are no arrangements or understandings with the former and new control groups and their associates regarding the election of directors or other matters. On March 5, 2009, Joseph E. Abdo was appointed to the Board of Directors of the Company.  On March 12, 2009, Joseph J. Meuse resigned his position as Director and President of the Company.  A meeting of the Board of Directors of the Company took place whereby the Board’s approval of this resignation was given by written consent.

Item 5.02  Departure of Directors or Certain Officers.

On March 12, 2009, Joseph J. Meuse resigned his position as Director and President of the Company.  A meeting of the Board of Directors of the Company took place whereby the Board’s approval of this resignation was given by written consent.

Item 5.02  Election of Directors; Appointment of Certain Officers.

On March 5, 2009, Joseph E. Abdo was appointed to the Board of Directors of the Company.  On March 7, 2009 Joseph E. Abdo was appointed President, Chief Executive Officer and Chief Financial Officer of the Company.  Also on March 7, 2009, Mark E. Pena was appointed Secretary for the Company. On March 27, 2009, Mark E. Pena, Khalil Abdo and Lior Segal were appointed to the Board of Directors.  The background information for each of these individual is set forth below.

Joseph E. Abdo

Joseph E. Abdo is 53 years of age.  Mr. Abdo is the brother of our director, Khalil Abdo.  In the last five years, Mr. Abdo has served as the Chairman of the Board of Directors and President for J&K Properties, Inc., a privately owned corporation involved in the real estate business.  He also has served as the Chairman of the Board of Directors and President for J&J Properties, Inc. a privately owned corporation engaged in private investment and lending activities. None of the aforementioned entities are a parent, subsidiary or affiliate of the Company. Mr. Abdo is not an officer or director of any other public company.  As of the date of this filing, Mr. Abdo has not engaged in any related party transactions with the Company.

Khalil Abdo

Khalil Abdo is 52 years of age. Mr. Abdo is the brother of our President, Chief Executive Officer and Chief Financial Officer, Joseph E. Abdo.  In the last five years, Mr. Abdo has served as the president and a director for Riverside, Inc., a privately owned corporation engaged in the real estate business as well as private investment activities.  Riverside, Inc. is not a parent, subsidiary or affiliate of the Company.  Mr. Abdo is not an officer or director of any other public company.  As of the date of this filing, Mr. Abdo has not engaged in any related party transactions with the Company.

Mark E. Pena

Mark E. Pena is 48 years of age.  Mr. Pena has no relationship with any other officer or director of the Company.  For the last five years, Mr. Pena has been engaged in the practice of law as his principal occupation. Mr. Pena is a member of the Florida Bar, the United States District Court for the Middle District of Florida and the United States Court of Appeals for the Eleventh Circuit. Mr. Pena is the president and director of The Law Office of Mark E. Pena, P.A., which is not a parent, subsidiary or affiliate of the Company. The primary focus of Mr. Pena’s practice has been corporation formation and litigation, with a minor concentration of securities filings and securities litigation.  Mr. Pena is not an officer or director of any other public company. As of the date of this filing, Mr. Pena has not engaged in any related party transactions with the Company.

Lior Segal

Lior Segal is 37 years of age. Mr. Segal has no relationship with any other officer or director of Company.  Since May 2007, Mr. Segal has been a partner in the law firm of Segal & Schuh, P.L.  From April 2006 through January 2007, Mr. Segal served as the chief financial officer for Internal Hydro International, Inc.  From September 2003 through January 2006, Mr. Segal served as the chief financial officer for Sun Rayz Products, Inc.  None of the aforementioned entities is a parent, subsidiary or other affiliate of the Company. Mr. Segal is not an officer or director of any other public company. As of the date of this filing, Mr. Segal has not engaged in any related party transactions with the Company.

Item 5.03 Amendments to Articles of Incorporation

On March 31, 2009, the Company filed with the Delaware Secretary of State, a Certificate of Amendment to its Certificate of Incorporation which changed the name of the Company to Proper Power and Energy, Inc.  On April 21, 2009, the Company filed with the Delaware Secretary of State, a Certificate of Amendment to its Certificate of Incorporation which increase the number of authorized shares of common stock to 500,000,000 with a par value of $.0001 per share and which followers split all issued and outstanding shares of common stock on a 50-for-1 ratio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPER POWER AND ENERGY, INC.

Dated: May 26, 2009	/s/ Joseph E. Abdo
Joseph E. Abdo
Chief Executive Officer
Chief Financial Officer

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